EXHIBIT 32.1.

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Denny W. Nestripke, Chief Executive Officer of Merilus, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period September 30, 2006 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                            By: /s/ Denny W. Nestripke
                                             -------------------------------
                                            Denny W. Nestripke
                                             Chief Executive Officer

November 13, 2006

 * A signed original of this written statement required by Section 906 has been provided to Merilus, Inc. and will be retained by Merilus, Inc. and furnished to the Securities Exchange Commission or its staff upon request.



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                                                                    Exhibit 32.2


                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Denny W. Nestripke, Chief Accounting Officer of Merilus, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period September 30, 2006 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                            By: /s/ Denny W. Nestripke
                                             -----------------------------------
                                            Denny W. Nestripke
                                            Chief Accounting Officer

November 13, 2006

 * A signed original of this written statement required by Section 906 has been provided to Merilus, Inc. and will be retained by Merilus, Inc. and furnished to the Securities Exchange Commission or its staff upon request.